Inventories, net - Schedule of Inventories Net (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2024 CNY (¥)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 CNY (¥)
Inventory [Line Items]
Finished goods	¥ 2,346		¥ 36,224
Work in process	127,681		9,756
Raw materials	29,834		20,686
Inventories	159,861		66,666
Less: inventory provision	(61,247)		(24,899)
Total	¥ 98,614	$ 13,510	¥ 41,767